SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA    98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On May 11, 2007, PACCAR Engine Company, a wholly owned subsidiary of PACCAR Inc, signed a binding Memorandum of Understanding with the State of Mississippi and certain state and local supporting governmental entities regarding incentives in consideration of the commitment to establish an engine plant in Columbus, Mississippi.

A copy of the Memorandum of Understanding is attached as Exhibit 10.1 hereto and incorporated by reference herein.  The foregoing description of the Memorandum of Understanding is qualified in its entirety by reference to the full text of the Memorandum of Understanding.

Item 9.01   Financial Statements and Exhibits.

  (d)             Exhibits.

Exhibit No.	Description

10.1	Memorandum of Understanding, dated as of May 11, 2007, by and among PACCAR Engine Company, the State of Mississippi and certain state and local supporting government entities.

99.1	Press Release of PACCAR Inc, dated May 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: May 16, 2007	By:	/s/ David C. Anderson
D. C. Anderson
Vice President and General Counsel